UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 11, 2005
               (Date of earliest event reported: February 8, 2005)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 8, 2005 the registrant entered into an agreement with Lightning Media to provide private digital network services for the secure transport of media data over the registrant's digital communications system known as The Middle Network. The agreement provides a minimum usage fee of $1,000 per month and has a term of one year beginning March 9, 2005. A copy of a press release describing the event is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

    99.1 Press release of the registrant dated February 8, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MidNet, Inc.


Date: February 11, 2005                By: /s/Kenneth M. Fasnacht
                                          --------------------------------------
                                           Kenneth M. Fasnacht
                                           Chief Financial Officer and Treasurer
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                                 EXHIIBIT INDEX


     Exhibit                                 Description
     -------                                 -----------
      99.1                       Press release of dated February 8, 2005.